Exhibit 99.1

Verano Announces the Opening of Zen Leaf Clifton Heights, the Company’s 16th Affiliated Pennsylvania Dispensary and 123rd Location Nationwide

●	Zen Leaf Clifton Heights is the Company’s 16th affiliated Pennsylvania dispensary and seventh retail location in the greater Philadelphia area, joining existing local outlets in Abington, Chester, Malvern, Philadelphia, West Chester and Wynnewood
●	Zen Leaf is the first medical cannabis dispensary in Clifton Heights, a town with a population of over 6,700[1]
●	Verano’s active operations span 13 states, comprised of 123 dispensaries and 14 cultivation and processing facilities with more than 1 million square feet of cultivation capacity

CHICAGO, February 16, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the grand opening of its 16th affiliated Pennsylvania dispensary, Zen Leaf Clifton Heights, on Friday, February 17 at 9 a.m. local time, following a ceremonial ribbon cutting at 8:45 a.m. Zen Leaf Clifton Heights, located at 5321 West Baltimore Pike, is open Monday through Saturday from 9 a.m. to 8 p.m. and Sunday from 10 a.m. to 6 p.m. local time.

Zen Leaf Clifton Heights is located in the greater Philadelphia area in Delaware County near the border of Philadelphia County, the most densely populated county in the Commonwealth. Zen Leaf Clifton Heights adds another convenient location for patients in northeast Philadelphia that complements the Company’s existing affiliated Zen Leaf dispensaries in Abington, Chester, Malvern, Philadelphia, West Chester and Wynnewood.

“We’re thrilled to welcome Pennsylvania medical cannabis patients to Zen Leaf Clifton Heights, where we’re proud to offer convenient access to our expansive suite of high-quality cannabis products and a superior shopping experience guided by our compassionate team members,” said George Archos, Verano Founder and Chief Executive Officer. “I’m grateful for the support of our employees, our valued patients and the community as we welcome patients at our newest Zen Leaf location and further expand our footprint in the important Pennsylvania market.”

Zen Leaf Clifton Heights will offer a suite of cannabis therapeutics, including the Company’s signature Verano Reserve and Essence flower, concentrates and vapes, Savvy flower and extracts, and Avexia RSO cannabis oil. For additional convenience and accessibility, patients can choose to order ahead at ZenLeafDispensaries.com for express in-store or curbside pickup.

For more information about Zen Leaf medical cannabis dispensaries, visit ZenLeafDispensaries.com.

1 United States Census Bureau

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, BITS™, Encore™, MÜV™ and Savvy™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Senior Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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